Exhibit 99.1

Rockville FINANCIAL, INC.

Transition Values Success

NASDAQ Global Select Market KBW Community Bank Investor Conference

RCKB July 30 & 31, 2013

Forward Looking Statements

This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings.

With regard to presentations related to recently converted second step conversions, the peer companies include: PBNY, BRKL, OCFC, ESBF, UBNK, WFD, ESSA, NHTB, HIFS, HARL, and THRD. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC.

NON-GAAP FINANCIAL MEASURES

This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and core earnings excluding non-recurring costs. These measures are commonly used by investors in evaluating financial condition. GAAP earnings are lower than core earnings primarily due to non-recurring conversion, balance sheet restructuring and cost cutting initiative related expenses. Reconciliations are in earnings releases at www.rockvillefinancialinc.com.

Table of Contents

Page

Rockville Financial, Inc. Overview 5

Executive Management Team 8

Talent Acquisition 9

Strategic Focus 11

Strategic Initiatives 13

Performance 15

Loans 21

Mortgage Banking 23

Deposits 24

Institutional Ownership 25

Insider Ownership 26

Appendix 27

Corporate Contacts

William H. W. Crawford, IV

President & Chief Executive Officer

Scott C. Bechtle

Executive Vice President, Chief Risk Officer

John T. Lund

Executive Vice President, Chief Financial Officer & Treasurer

Mark A. Kucia

Executive Vice President, Head of Commercial Banking

Eric R. Newell

Executive Vice President, Head of Treasury & Corporate Strategy

Brandon C. Lorey

Senior Vice President, Head of Consumer Lending

Investor Information:

Marliese L. Shaw

Senior Vice President, Corporate Secretary/Investor Relations Officer

860-291-3622 or mshaw@rockvillebank.com

Rockville Financial, Inc. Overview

22 Branch community bank in Central & Southern Connecticut

Established in 1858

Assets of $2.2 billion

Second step mutual conversion in March 2011, $171 million capital raise

Total capital $297 million at June 30, 2013

Transform from thrift model to high performing commercial community bank

Strong Branch Franchise – No. 1 or 2 in most markets

Continue to expand into potential high deposit market share locations



Hampden
Massachusetts
Litchfield
Hartford
Tolland
Windham
Connecticut
Middlesex
New London
New Haven
RCKB (23)

	Address	City	2012 Deposits ($000)	2011-2012 Growth Rate(%)	RCKB's Market Position in Town
1	Rt 83 & Pitkin St	Vernon	171,465	11.17	1
2	1645 Ellington Rd	South Windsor	160,982	20.33	1
3	341 Broad St	Manchester	155,961	13.78	2
4	20 Hyde Ave	Vernon	103,423	21.72	1
5	12 Main St	Ellington	101,592	17.25	1
6	25 Park St	Vernon Rockville	99,768	3.75	1
7	612 Main St	Somers	84,394	12.03	1
8	869 Sullivan Ave	South Windsor	80,826	9.93	1
9	231 Hazard Ave	Enfield	72,830	3.93	2
10	6 Fieldstone Cmns	Tolland	67,744	22.44	2
11	1009 Hebron Ave	Glastonbury	64,677	8.69	7
12	1671 Boston Tpke	Coventry	55,091	0.27	2
13	234 Tolland Tpke	Manchester	53,345	2.80	2
14	275 Mountain Rd	Suffield	50,034	8.22	3
15	902 Main St	South Glastonbury	45,601	(0.41)	1
16	39 Prospect Hill Rd	East Windsor	41,971	109.82*	3
17	99 Linwood Ave	Colchester	35,882	15.29	5
18	65 Palomba Dr	Enfield	27,153	5.99	2
19	768 N Main St	Manchester	27,036	10.55	2
20	102 Lasalle Rd**	West Hartford	25,460	NA	NA
21	660 Enfield St***	Enfield	20,871	(7.92)	2
22	161 Nevers Rd	South Windsor	High School Branch	NA	NA
23	2290 Whitney Ave.	Hamden****	NA	NA	NA

* Branch consolidation Mar 2012
** 6/30/2013 balance – opened Jan 2013
*** Announced to be closed Nov 2013
**** Announced to be opened 4Q2013

NASDAQ: RCKB

6

Rockville Financial, Inc. Objective

Become one of the highest performing commercial community banks in the U.S.

Measure success by financial performance, driving shareholder value, customer service, customer loyalty, and employee engagement.

Experienced Executive Management Team

Recruited Experienced Management Team to prepare to prudently leverage capital and accelerate growth, while also positioning for the evolving regulatory environment

Name	Title/Function	Years in Industry/Years at Rockville	Prior Experience
William H. W. Crawford, IV	President and CEO	25/2	Wells Fargo Bank, Wachovia Bank and SouthTrust Bank
Marino J. Santarelli	EVP & Chief Operating Officer	40/2	Wells Fargo Bank, Wachovia Bank and United Penn Bank
Scott C. Bechtle	EVP & Chief Risk Officer	31/2	Florida Shores Bank, Wells Fargo Bank (fka SouthTrust Bank) and Bank of America (fka Barnett Banks)
John T. Lund	EVP & Chief Financial Officer & Treasurer	20/4	FDIC Examiner, Capital Markets Specialist
Mark A. Kucia	EVP & Head of Commercial Banking	26/7	Liberty Bank, Mechanics Bank, BayBank, National Westminster PLC
Steve Koniecki	EVP & Chief Technology Officer	32/2	Space Coast Credit Union, West Bank
Rick Trachimowicz	EVP & Head of Human Capital and Facilities Management	38/16	Northeast Savings, Freedom Federal Savings
Eric R. Newell	EVP & Head of Treasury & Corporate Strategy	10/2	Alliance Bernstein, Fitch Ratings, and FDIC. CFA Designation
Brandon C. Lorey	SVP & Head of Consumer Lending	23/0	H&R Block Bank, Chevy Chase Federal Savings Bank

8

Talent Acquisition - *Risk Management*

The Company strengthened Risk Management with the following new positions:

Name	Title/Function	Years in Industry/ Years at Rockville	Prior Experience
Betsy Kenney Wynnick	SVP & Director of Internal Audit	21/1	NewAlliance Bank, Webster Bank, Coopers & Lybrand. Licensed to practice law in Connecticut, CPA & CFSA Designations.
Jay Peters	VP & BSA/AML, Red Flags Officer	38/2	NewAlliance Bank, Webster Bank, Bank of Southern Connecticut, Dime Savings Bank
Beth Donna	VP & Enterprise Risk Management	26/2	NewAlliance Bank, Dime Savings Bank
Christine Keeney	VP & Information Security Officer	24/2	NewAlliance Bank, Savings Bank of Manchester, Delloitte & Touche, CISSP Designation
Carla Balesano	SVP & Head of Corporate Loan Strategies	26/1	TD Bank, Webster Bank, Fleet Bank, Bank of America
Bob Davidson	SVP & Senior Credit Officer	20/3	Sovereign Bank, Farmington Bank, Savings Bank of Manchester, Liberty Bank
Deborah Gabinelle	VP & Senior Credit Risk Officer	27/2	Webster Bank, Fleet Bank, Federal Reserve Bank of New York
Nathan Kelley	VP & Credit Risk Officer	11/2	NewAlliance Bank, FirstFed America Bankcorp

9

Talent Acquisition

Commercial Banking Expansion

Name	Title/Function	Years in Industry/ Years at Rockville	Prior Experience
Stephen Villecco	SVP & Regional Commercial Banking Officer, Southern and Northern C&I Teams	25/2	**Headed up NewAlliance Bank's $0.5 billion Commercial and Industrial department since 1998**
Josh Gorman	SVP & Regional Commercial Banking Officer, Western C&I Team	14/0	Bank of America/Merrill Lynch, Wachovia National Bank. Joined December 2012
Thomas Reid	SVP & Commercial Banking Officer	38/2	**Headed up NewAlliance Bank's $1.2 billion Commercial Real Estate department since 2003**
Melanie Joy	SVP & Senior Commercial Real Estate Officer	26/1	Liberty Bank
Matt Proto	VP & Senior Commercial Banking Officer	37/2	Bank of Southern Connecticut and NewAlliance Bank
Raymond Kostka	VP & Commercial Banking Officer	34/2	NewAlliance Bank
Robert Landfear	VP & Commercial Banking Officer	19/2	NewAlliance Bank
Michael Kelleher	VP & Commercial Banking Officer	36/2	NewAlliance Bank
Valerie Duncan	SVP & Head of Private Banking	16/0	Wells Fargo Private Bank, First Union National Bank, Wachovia. Joined April 2013
Joseph Tartaglia	SVP & Senior Cash Management Officer	22/2	First Vice President, Cash Management Sales Manager NewAlliance Bank
Kristine Carlson-Koehler	VP & Cash Management Officer	26/2	NewAlliance Bank, Tolland Bank

10

Strategic Focus

Organic Growth

■ Recruit & retain most experienced and connected talent in market

■ Best talent moves their book of business to Rockville

■ Employer of choice in Connecticut

■ Commercial, mortgage, retail, private banking, and financial advisory hires

■ Greenwich Associates customer satisfaction measurement – drive superior customer experience

Strong Financial Performance

■ Asset quality

■ Earnings asset growth

■ EPS growth

■ Revenue growth

Return of Capital

■ 54% Dividend increase since conversion

■ Completion of 10% Stock buyback program as of May 20, 2013

■ Completed 27% of 2nd 10% Stock buyback program as of June 30, 2013

■ Special cash dividend

■ Returned $25 million to shareholders in the second quarter of 2013

Strategic Focus

Strong Risk Management & Financial Discipline

■ Disciplined approach to acquisition

■ Capital deployment

■ New management team with large bank experience and depth

■ Eliminate legacy expense - Enfield branch closure & position eliminations

Attractive Branch Franchise

■ Solid suburban markets

■ Strong demographics

■ #1 or #2 market share in all seasoned markets

■ Sales & service training to ensure superior customer experience

Trading 119% of TBV

Strategic Initiatives

Mortgage Banking Expansion

Implement Securitization

Improve turn times

Better execution on sales

Improve profitability on secondary mortgage market sales / higher spreads

Pursuing higher volumes

Expand product suite

Commercial Banking

Higher volume

Grow low cost core deposit

Municipal deposit program

Loan level hedge product

Retail Banking

Decrease Cost of Funds

Grow low cost core deposits

Branch staffing efficiencies

Bring fee income to market level

Financial advisory services – better execution

Better cross-sale on existing customer base

Build on success in West Hartford

Open Hamden Branch

Strategic Initiatives

Financial Modeling

Continued integration of earnings model

Build cost centers – enhanced reporting and accountability

Micro-inspection of non-interest expense

Implement efficiency consultant recommendations

Minimally liability sensitive – monitor closely for protection of TBV

Capital Deployment

Repurchase shares when price attractive

Thoughtful build out of retail branch network

Continued discipline on M&A

Successful Performance Since Conversion

(Data as of 6/30/13)

3 Year TSR

81%

TSR Since Conversion

35%

Dividend Increase

54%

P/TBV

28%

Share Count Decrease

13%

TCE/TA Decrease

24%

Core Revenue Growth

45%

Core EPS Growth

78%

Total Loan Growth

11%

Commercial Loan Growth

47%

Total Deposit Growth

21%

0%

20%

40%

60%

80%

100%

120% Increase Non-Int Income

• Top 10 Performer Nationally in 2012

3.48% Tax Equivalent NIM stable vs 3.08% for peers

39% FTE Increase to 329 from 236

71 % Core Efficiency Ratio

5.23% ROAE vs 4.16% for CT Banks

0.79% Core ROAA vs 0.45% for CT Banks

• #2 in Connecticut

Loan Mix

(comm / resi / cons)

60%/39%/1% @ 6/30/13

44%/55%/l%@ 3/31/11

Deposit Mix

(core / time)

65%/35%@6/30/13

55%/45%@3/31/11

Profitability

Core Revenue (000’s)

$90,000 $80,000 $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0

$62,752 $66,591 $79,908 $21,164 $20,480

2010 2011 2012 1Q2013 2Q2013

Core ROAA (%)

1.00 0.90 0.80 0.70 0.60 0.50 0.40 0.30 0.20 0.10 0.00

0.70 0.88 0.81 0.64 0.75 0.57 0.93 0.92 0.86 0.78 0.93 0.75 0.86 0.79

2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2

Core Non-Interest Income (000’s)

$14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0

$9,214 $8,482 $12,900 $4,657 $3,779

2010 2011 2012 1Q2013 2Q2013

Core EPS ($ / share)

0.18 0.16 0.14 0.12 0.10 0.08 0.06 0.04 0.02 0.00

0.10 0.13 0.12 0.09 0.12 0.09 0.14 0.14 0.13 0.13 0.16 0.13 0.16 0.15

2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2

Diversified Revenue Levers

Mortgage Banking: Gains on Sales of Loans

(Millions $)

$5.0 $4.5 $4.0 $3.5 $3.0 $2.5 $2.0 $1.5 $1.0 $0.5 $0.0

$0.8 $1.7 $1.7 $4.4 $2.0 $1.0

2009 2010 2011 2012 2013Q1 2013Q2

Financial Advisory Services (000’s)

$450 $400 $350 $300 $250 $200 $150 $100 $50 $0

$404 $346 $357 $382 $143 $303

2009 2010 2011 2012 1Q2013 2Q2013

Non-Int Income Levers

100% 80% 60% 40% 20% 0%

2009 2010 2011 2012 2013Q1 2013Q2

Gains on Sales of Loans Financial Advisory Services Loan Level Hedging Other

Control Expenses

Balance current period profitability & investment in company

Core Efficiency Ratio

71.00% 70.50% 70.00% 69.50% 69.00% 68.50% 68.00% 67.50% 67.00%

70.74% 69.32% 70.10% 68.58% 70.74%

2Q2012 3Q2012 4Q2012 1Q2013 2Q2013

Core NIE Ratio

3.10% 3.00% 2.90% 2.80% 2.70% 2.60% 2.50%

2.68% 3.00% 2.96% 2.87% 2.81%

2Q2012 3Q2012 4Q2012 1Q2013 2Q2013

Core NIE (000’s)

$15,000 $14,500 $14,000 $13,500 $13,000 $12,500 $12,000 $11,500

$12,648 $14,510 $14,525 $14,670 $14,488

2Q2012 3Q2012 4Q2012 1Q2013 2Q2013

Strong Capital Metrics

Capital Ratios

(as of 3/31/2013)

30.0% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0%

15.7% 4.00% 20.1% 4.00% 21.3% 8.00%

Tier 1 Leverage Tier 1 Risk-Based Total Risk-Based

Rockville Financial, Inc. Requirement

Core Net Income / TCE (%)

6.00% 5.50% 5.00% 4.50% 4.00% 3.50% 3.00%

3.74% 4.92% 5.29% 5.52% 5.54%

2011 2012 LTM 2013Q1 2013Q2

TCE / TA (%)

Decreased 24% since conversion

20.0 18.0 16.0 14.0 12.0 10.0

17.6 19.0 19.1 19.0

17.6 16.7 16.7 16.0 15.5 13.4

2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2

TBV / Share ($)

$11.50 $11.40 $11.30 $11.20 $11.10 $11.00 $10.90

11.35 11.22 11.32 11.26 11.31 11.24 11.40 11.35 11.43 11.11

2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2

Tangible Book Value / Share Walk

TBV/S Walk

$11.60 $11.40 $11.20 $11.00 $10.80 $10.60 $10.40 $10.20 $10.00 $9.80

$11.38 ($.27) $.12 $.13 ($.10) $.07 ($.06) ($.86) $.70 $11.11

($.16) Dilution Due to Buyback

03/31/13 Inv. Portfolio Derivative Net Income Dividend Other Increase Intangible Treasury Purchases, net Decrease Share Count 6/30/2013

Loan Mix

6/30/2010


Construction - Commercial 4.2%
Commercial Business Loans 9.2%
Installment and Collateral Loans 0.5%
Construction - Residential 0.4%
Residential 53.5%
Commercial 32.2%

Yield on Loans: 5.10%

6/30/2012


Construction - Commercial 2.9%
Commercial Business Loans 10.9%
Installment and Collateral Loans 0.2%
Residential 45.3%
Construction - Residential 0.2%
Commercial 40.5%

Yield on Loans: 4.78%

6/30/2013


Construction - Commercial 2.6%
Commercial Business Loans 12.1%
Installment and Collateral Loans 0.2%
Construction - Residential 0.3%
Residential 39.4%
Commercial 45.5%

Yield on Loans: 4.28%

Loan Portfolio ($mm)	RCKB 6/30/2010	% Of Total	RCKB 6/30/2012	% Of Total	RCKB 6/30/2013	% Of Total	CAGR 12 - '13	CAGR 10 - '13
Real Estate Loans:								
Residential	$ 747.4	53.5%	$ 707.8	45.3%	$ 636.9	39.4%	-10.0%	-5.2%
Commercial	449.5	32.2%	633.1	40.5%	735.7	45.5%	16.2%	17.8%
Construction								
Construction - Residential	5.5	0.4%	2.7	0.2%	3.8	0.2%	40.7%	-11.6%
Construction - Commercial	58.3	4.2%	45.1	2.9%	40.9	2.6%	-9.3%	-11.1%
Commercial Business Loans	127.8	9.2%	170.1	10.9%	196.3	12.1%	15.4%	15.4%
Installment and Collateral Loans	7.1	0.5%	3.4	0.2%	2.6	0.2%	-23.5%	-28.5%
Total Loans	**$ 1,395.6**	**100.0%**	**$ 1,562.3**	**100.0%**	**$ 1,616.2**	**100.0%**	**3.5%**	**5.0%**
Commercial Loans	*$ 635.6*	*45.6%*	*$ 848.3*	*54.3%*	*$ 972.9*	*60.2%*	*14.7%*	*15.2%*

21

Note: Yield on loans for the respective quarter ends

Commercial Real Estate (Q2 2013)

Type of Commercial Real Estate Loan

Land 1.6%

Other 8.7%

Multi-Fam 7.5%

Regional CRE Program 47.1%

Retail 11.3%

Office 12.0%

Owner

Occupied

6.9%

Industrial

4.8%

(Dollars in thousands)

Regional CRE Program

$346,972

47.2%

Owner Occupied

50,775

6.9%

Industrial

35,072

4.8%

Office

87,847

12.0%

Retail

83,434

11.3%

Multi-Fam

55,237

7.5%

Land

12,068

1.6%

Other

64,334

8.7%

Total Commercial Real Estate Loans

$735,739

100.0%

Geographic Region

South New Jersey /

Pennsylvania

4.8%

New England* 9.7%

Maryland 3.3%

North / Central

New Jersey

6.0%

Metropolitan

New York 0.7%

Connecticut 52.6%

West / Upstate

New York

22.9%

(Dollars in thousands)

Type of Commercial Real Estate Loan

Region

Connecticut

$386,295

52.6%

West / Upstate New York

168,819

22.9%

Metropolitan New York

5,362

0.7%

North / Central New Jersey

44,209

6.0%

South New Jersey / Pennsylvania

35,103

4.8%

New England*

71,731

9.7%

Maryland

24,220

3.3%

Total Commercial Real Estate Loans

$735,739

100.0%

Note: Data for quarter ended 6/30/13

* Not including Connecticut

Mortgage Banking Business Development


Originations Volume (000's)
$88,000
$86,000
$84,000
$82,000
$80,000
$78,000
$76,000
$74,000
$72,000
$70,000
$80,450
$82,846
$87,061
$75,048
$77,086
2Q2012
3Q2012
4Q2012
1Q2013
2Q2013


Purpose Mix (%)
100%
80%
60%
40%
20%
0%
2Q2012
3Q2012
4Q2012
1Q2013
2Q2013
Purchase
Refinance


Loans Sold (millions)
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$0.9
$60.4
$47.0
$62.7
$66.1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2


Staffing
45
40
35
30
25
20
15
10
5
0
1
24
12
1
24
12
3
25
11
3
24
14
3
20
15
2Q2012
3Q2012
4Q2012
1Q2013
2Q2013
MLO
Underwriters / Processors
Secondary

23

Deposit Mix

6/30/2010	6/30/2012	6/30/2013

6/30/2010



Time Deposits 42.1%
Demand and NOW 23.2%
Regular Savings & Club 13.9%
Money Market Savings 20.8%

Cost of Deposits: 0.92%

Cost of Funds: 1.38%

6/30/2012



Time Deposits 36.8%
Demand and NOW 25.2%
Regular Savings & Club 14.3%
Money Market Savings 23.7%

Cost of Deposits: 0.63%

Cost of Funds: 0.73%

6/30/2013



Time Deposits 33.1%
Demand and NOW 26.1%
Regular Savings & Club 14.3%
Money Market Savings 26.5%

Cost of Deposits: 0.48%

Cost of Funds: 0.57%

Deposit Portfolio ($mm)	RCKB 6/30/2010	% Of Total	RCKB 6/30/2012	% Of Total	RCKB 6/30/2013	% Of Total	CAGR 12 - '13	CAGR 10 - '13
Demand and NOW	$ 269.2	23.2%	$ 367.0	25.2%	$ 413.7	26.1%	12.7%	15.4%
Regular Savings & Club	160.5	13.9%	208.0	14.3%	226.8	14.3%	9.0%	12.2%
Money Market Savings	240.2	20.8%	345.4	23.7%	421.5	26.5%	22.0%	20.6%
Time Deposits	486.8	42.1%	535.2	36.8%	525.2	33.1%	-1.9%	2.6%
Total Deposits	**$ 1,156.7**	**100.0%**	**$ 1,455.7**	**100.0%**	**$ 1,587.1**	**100.0%**	**9.0%**	**11.1%**
Core Deposits	*$ 669.9*	*57.9%*	*$ 920.5*	*63.2%*	*$ 1,062.0*	*66.9%*	*15.4%*	*16.6%*

Reducing Cost of Funds ~ Growing Core Deposits

24

Note: Cost of deposits represents cost of total interest bearing and non-interest bearing deposits. Cost of funds represents average total deposits and cost of borrowing for the respective quarters.

Institutional Ownership

3/31/2013

Institutional,

54%

Retail, 35%

Insider, 11%

At Conversion

3/3/2011

Institutional,

11%

Insider, 5%

Retail, 84%

Top 10 Institutional Holders

As of March 31, 2013

Holder Name

Position

Q1 2013 Position Change

% O/S

Keeley Asset Management Corp.

1,926,700

96,000

7.32

BlackRock Fund Advisors

1,688,170

155,626

6.41

Wellington Management Co. LLP

1,282,968

-492,480

4.87

EJF Capital LLC

1,093,900

543,900

4.16

The Vanguard Group Inc.

820,802

-607,962

3.12

Dimensional Fund Advisors Inc.

700,402

32,336

2.66

State Street Global Advisors Funds Management Inc.

590,801

30,579

2.24

Brandywine Global Investment Management

545,118

-1,213

2.07

Ironwood Capital Management LLC

529,171

117,811

2.01

Putnam Investment Management LLC

433,900

4,100

1.65

Renaissance Technologies LLC

412,511

56,543

1.57

Northern Trust Investments

402,452

-11,699

1.53

Insider Ownership at June 30, 2013

Management Stock Ownership after June 2013 grant:

Executive

Position

# of Shares & Options

% of Shares Outstanding

Bill Crawford

CEO/President

451,660

1.7%

Mark Kucia

EVP/Commercial Banking

199,634

0.8%

Rick Trachimowicz

EVP/Human Capital

171,950

0.7%

Marino Santarelli

EVP/COO

165,063

0.6%

John Lund

EVP/CFO

162,598

0.6%

Scott Bechtle

EVP/CRO

151,063

0.6%

Steve Koniecki

EVP/CTO

114,640

0.4%

Eric Newell

EVP/Treasury&Corporate Strategy

107,240

0.4%

Note: The Company approved stock ownership guidelines in 2012 of 3x, 2x and 1x base salary for CEO, EVPs and SVPs, respectively.

NASDAQ: RCKB

APPENDIX

Solid Performance Since Current Management

Efficiency Ratio vs Peers:

75.0

71.5

70.0

66.7

66.0

67.5

63.3

63.3

63.9

64.9

(%)

65.0

Efficiency Ratio

60.0

55.0

50.0

45.0

40.0

35.0

30.0

2Q2012

3Q2012

4Q2012

1Q2013

Rockville Financial Inc.

Peer Median

Return on Average Assets vs Peers:

1.1

1.0

1.0

0.9

0.9

0.9

(%)

0.8

0.7

0.7

0.7

0.6

0.6

0.6

ROAA

0.6

0.5

0.4

0.3

2Q2012

3Q2012

4Q2012

1Q2013

Rockville Financial Inc.

Peer Median

Net Interest Margin vs Peers:

4.0

3.9

3.8

3.7

(%)

3.5

3.5

Net Interest Margin

3.1

3.1

3.1

3.1

3.0

2.5

2.0

2Q2012

3Q2012

4Q2012

1Q2013

Rockville Financial Inc.

Peer Median

YoY Loan Growth vs. Peers:

10.0

9.3

8.1

(%)

8.0

7.6

7.6

YoY Loan Growth

5.9

6.1

6.2

6.0

4.4

4.0

2.0

0.0

2Q2012

3Q2012

4Q2012

1Q2013

Rockville Financial Inc.

Peer Median

Note: Data for quarter ended 3/31/13. Peer data for YoY Loan Growth is adjusted to exclude growth from acquisition.

Loan Quality and Reserve Levels

Strong credit review program - Third party review of commercial loan portfolio and new originations four times a year, in addition to new origination review by CRO and EVP/Commercial Banking.

Rockville Financial

06/30/13

03/31/13

Non-performing loans/total loans

0.83%

1.01%

Non-performing assets/total assets

0.73%

0.89%

Allowance for loan losses/total loans

1.14%

1.18%

Allowance for loan losses/non-performing loans

137.55%

117.13%

NCO’s/average loans

0.04%

0.02%

Solid Asset Quality Despite Tough Environment

Compares Favorably to Peers

Loan Loss Reserves / Loans vs Peers:

1.3

1.08

1.18

1.16

1.03

1.05

Reserves / Loans

(%)

1.1

0.86

0.94

0.9

0.7

0.94

0.96

0.91

1.00

1.09

1.15

1.17

0.5

2007Y

2008Y

2009Y

2010Y

2011Y

2012Y

2013Q1

Rockville Financial Inc.

Peer Group Median

NCOs / Avg. Loans vs Peers:

0.4

0.30

0.35

0.33

0.27

0.3

0.17

0.05

0.2

0.06

0.12

0.15

0.09

0.07

0.02

NCOs / Avg. Loans

(%)

0.1

0.00

0.04

0.0

2007Y

2008Y

2009Y

2010Y

2011Y

2012Y

2013Q1

Rockville Financial Inc.

Peer Group Median

Non-Performing Loans / Total Loans vs Peers:

3.0

NPL’s / Loans

2.1

2.2

2.2

2.0

1.3

(%)

0.8

1.1

1.0

0.4

0.1

0.8

0.9

0.9

0.9

1.0

1.0

0.0

2007Y

2008Y

2009Y

2010Y

2011Y

2012Y

2013Q1

Rockville Financial Inc.

Peer Group Median

Note: Data for respective year and quarter ends.

Total Assets

Despite a difficult operating environment, we were able to grow assets at a CAGR of 8.2% through a disciplined growth strategy.

CAGR = 8.2%

2,250,000

2,183,138

2,000,000

1,998,799

1,749,872

1,750,000

1,678,073

1,533,073

1,571,134

1,500,000

1,250,000

1,000,000

750,000

500,000

250,000

0

2008Y

2009Y

2010Y

2011Y

2012Y

2013Q2

Total Assets ($000)

Regional Commercial Real Estate Data

Data as of June 30, 2013

Approximately $347 million outstanding – 48 loans

Average loan size $7.2 million

Average LTV: 65%

Average debt service coverage ratio: 1.7x

Weighted average yield: 4.27%

All loans are paying as agreed

CRE and Commercial business loan 3 Year CAGR = 15.2%

Approximately $720 million of commercial and construction loans serviced by 7 commercial bankers prior to the commercial banking team expansion in Q3 2011 ($102 million per banker)

Current Commercial Banking Team consists of 19 Customer facing commercial bankers including 3 cash management officers and 3 private banking officers

Loan Approval Procedures and Authority:

Limited group of officers – Up to $1.5 million

President, CRO, or Head of Commercial – Up to $7.5 million

President & CRO or CRO & Head of Commercial – Up to $15.0 million

Board of Directors Loan Committee – Over $15.0 million

Municipal Bond Stratification

Total Municipal Portfolio By Type

General

Obligation

31%

Revenue

Bonds

69%

College &

University; 15%

Fuel Sales Tax;

3%

Health Services

Revenue; 17%

Building

Develop; 5%

Airport; 6%

Sales Tax; 2%

Water/Sewer;

21%

Total Municipal Portfolio Geographic Distribution

MN 4%

CA 12%

NY 8%

Other 46%

PA 6%

SC 4%

TX 10% WA 10%

AR, 2%

AZ, 0%

CO, 2%

CT, 4%

FL, 4%

IL, 3%

IN, 3%

LA, 2%

MA, 1%

ME, 3%

NC, 3%

NV, 3%

OH, 3%

OK, 3%

OR, 3%

UT, 1%

VT, 2%

WI, 2%

Municipal Bond Stratification Continued

Revenue Type Breakout

Water / Sewer 30%

College & University 22%

Fuel Sales Tax 4%

Sales Tax 4%

Airport 9%

Health Services Revenue 24%

Building Develop 7%

Municipal Rating Distribution

Aa2 42%

Aa3 30%

Aa1 14%

Aaa 13%

A2 2%

(a) Ratings as of Jun 30, 2013

(b) A2 rating has a AAA enhanced rating

Revenue Bond Geographic Breakout

WI 3%

CO 4%

CT 5%

CA

8%

VT

2%

WA

12%

FL

1% IN

UT

1%

4% MA

1%

TX

7%

ME

SC

6%

MN 4%

3%

PA

9%

NC

5%

NY

10%

OH

5%

NV

5%

OR

5%

As a percent of total revenue bonds, as of Jun 30, 2013

Gen Obligation Geo Breakout

WA

AR

AZ

7%

6%

1%

TX

16%

CA

22%

OK

9%

CT

FL

2%

MN

11%

NY

6%

LA

IL

6%

6%

10%

As a percent of total general obligation bonds, as of Jun 30, 2013; 29% of GO bonds are direct obligations of the State

Deposit Market Share

Deposit Growth Potential – Moved up two positions in 2012

Deposit Market Share Summary for Connecticut

2012 Rank

2011 Rank

Institution (ST)

2012 Number of Branches

2012 Total Deposits in Market $0

2012 Total Market Share (%)

1

1

Bank of America Corp. (NC)

156

24,555,614.00

23.97

2

2

Webster Financial Corp. (CT)

121

12,136,213.00

11.85

3

3

People’s United Financial Inc. (CT)

165

10,981,060.00

10.72

4

4

Wells Fargo & Co. (CA)

76

7,346,402.00

7.17

5

5

Toronto-Dominion Bank

80

5,894,904.00

5.75

6

6

First Niagara Finl Group (NY)

84

4,630,174.00

4.52

7

7

JPMorgan Chase & Co. (NY)

53

4,491,917.00

4.38

8

8

Citigroup Inc. (NY)

20

2,957,588.00

2.89

9

9

Liberty Bank (CT)

44

2,779,395.00

2.71

10

10

RBS

50

2,573,790.00

2.51

11

12

Union Savings Bank (CT)

29

1,635,250.00

1.60

12

14

Rockville Financial Inc. (CT)

22

1,520,658.00

1.48

13

11

Santander

32

1,484,695.00

1.45

14

13

First Connecticut Bancorp, Inc (CT)

21

1,293,258.00

1.26

15

15

M&T Bank Corp. (NY)

10

1,278,950.00

1.25

Total For Institutions In Market

1,286

102,449,687

Note: Market Share is for U.S. Territories only and non-retail branches are not included.

Year over Year Deposit Growth


RCKB vs SNL Thrift Peer Weighted Average
Year over Year Deposit Growth (%)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
Rockville Financial Inc.
Peer Median

36

Shareholder Friendly Capital Management

Focus on effective and efficient use of excess capital

March 13, 2012: Announced share repurchase program for 10% of outstanding shares; Completed as of May 20, 2013

May 20, 2013: Announced 2nd share repurchase program for 10% of outstanding shares

November 21, 2012: Declared special cash dividend of $0.16 per share

2Q2012

3Q2012

4Q2012

1Q2013

2Q2013

Total RBC Ratio

22.8%

22.7%

21.9%

21.3%

**

Tier 1 Ratio

21.6%

21.5%

20.6%

20.1%

**

Tier 1 to Average

17.4%

17.1%

16.5%

15.7%

**

Assets

TCE Ratio

16.7%

16.7%

16.0%

15.5%

13.4%

Dividends Per Share

$0.09

$0.09

$0.10

$0.10

$0.10

Dividend Payout Ratio

87%

55%

62%*

62%

84%

1st Share Repurchase

45%

46%

61%

67%

100%

Plan - % Complete

2nd Share Repurchase

N/A

N/A

N/A

N/A

27%

Plan - % Complete

Common Shares

28,602,777

28,605,560

28,156,897

27,981,286

26,325,811

Outstanding

*Excludes special cash dividend

**Capital ratios not available at this time; expect continued “well-capitalized” designation

3 Year Total Shareholder Return

Favorable in comparison to SNL U.S Thrift Index

Rockville Financial, Inc. – Total Return (%)

-RCKB(+83.00%) – SNL U.S Thrift (+22.43%) x

100

80

60

Total Return (%)

40

20

0

-20

-40

Jul

2010

Oct

2010

Jan

2011

Apr

2011

Jul

2011

Oct

2011

Jan

2012

Apr

2012

Jul

2012

Oct

2012

Jan

2013

Apr

2013

Thousands

3,500

RCKB - Vol

3,000

2,500

2,000

1,500

1,000

500

0

Source: SNL Financial

Return compared to 2004-2005 Conversions

#2 out of 52 bank conversions in the Class of 2004-2005

	Company	Ticker	State	IPO date	IPO price ($)[1]	Last price ($)[2]	Years public	Change in price IPO to last price
1	Investors Bancorp Inc. (MHC)	ISBC	NJ	10/12/2005	10.00	22.59	7.78	126%
2	**Rockville Financial Inc.**	**RCKB**	**CT**	**5/23/2005**	**6.59**	**13.24**	**8.17**	**101%**
3	North Penn Bancorp Inc.	NPBP	PA	6/2/2005	9.16	18.30	6.00	100%
4	Heritage Financial Group Inc.	HBOS	GA	6/30/2005	11.94	17.05	8.06	71%
5	First Clover Leaf Financial Corp.	FCLF	IL	6/29/2004	5.17	8.58	8.86	66%
6	United Financial Bancorp Inc.	UBNK	MA	7/13/2005	9.61	15.84	8.03	65%
7	Home Federal Bancorp Inc.	HOME	ID	12/7/2004	8.80	14.40	8.42	64%
8	Home Federal Bancorp Inc. of Louisiana	HFBL	LA	1/21/2005	10.98	17.60	8.50	60%
9	Synergy Financial Group Inc.	SYNF	NJ	1/21/2004	10.00	15.16	3.69	52%
10	NewAlliance Bancshares Inc.	NAL	CT	4/2/2004	10.00	14.78	7.04	48%
11	Legacy Bancorp Inc.	LEGC	MA	10/26/2005	10.00	14.34	5.73	43%
12	Citizens Community Bancorp Inc.	CZWI	WI	3/30/2004	5.23	7.48	9.11	43%
13	SE Financial Corp	SEFL	PA	5/6/2004	10.00	14.25	7.91	43%
14	New England Bancshares Inc.	NEBS	CT	12/29/2005	10.00	13.64	6.87	36%
15	Colonial Financial Services Inc.	COBK	NJ	6/30/2005	10.64	14.15	8.06	33%
16	Ocean Shore Holding Co.	OSHC	NJ	12/22/2004	11.37	14.90	8.38	31%
17	Partners Trust Financial Group Inc.	PRTR	NY	7/15/2004	10.00	12.75	3.38	28%
18	Clifton Savings Bancorp Inc. (MHC)	CSBK	NJ	3/4/2004	10.00	12.59	9.18	26%
19	Abington Bancorp Inc.	ABBC	PA	12/17/2004	6.25	7.20	6.79	15%
20	Rome Bancorp Inc.	ROME	NY	3/30/2005	10.00	11.30	6.01	13%
21	Benjamin Franklin Bancorp Inc.	BFBC	MA	4/5/2005	10.00	11.00	4.01	10%
22	Waterstone Financial Inc. (MHC)	WSBF	WI	10/5/2005	10.00	10.99	7.80	10%
23	Provident New York Bancorp	PBNY	NY	1/15/2004	10.00	10.90	9.31	9%
24	Kaiser Federal Financial Group Inc.	KFFG	CA	3/31/2004	13.90	15.15	8.41	9%
25	Kearny Financial Corp. (MHC)	KRNY	NJ	2/24/2005	10.00	10.75	8.41	8%

As of July 24, 2013

1 IPO price is adjusted for stock splits

2 If the company was acquired or the subsidiary failed, the last price reflects the price on the acquisition date (or the last reported price if earlier) or the subsidiary failure date.

Source: SNL Financial

39

Return compared to 2004-2005 Conversions

#2 out of 52 bank conversions in the Class of 2004-2005

	Company	Ticker	State	IPO date	IPO price ($)[1]	Last price ($)[2]	Years public	Change in price IPO to last price
26	Osage Bancshares Inc.	OSBK	OK	4/1/2004	10.00	10.35	8.40	4%
27	SI Financial Group Inc.	SIFI	CT	10/1/2004	11.13	11.34	8.60	2%
28	Georgetown Bancorp Inc.	GTWN	MA	1/6/2005	13.89	14.18	8.54	2%
29	OC Financial Inc.	OCFL	OH	4/1/2005	10.00	10.11	3.24	1%
30	Cheviot Financial Corp.	CHEV	OH	1/6/2004	11.67	11.39	9.34	-2%
31	Hudson City Bancorp Inc.[3]	HCBK	NJ	6/7/2005	10.00	9.68	8.13	-3%
32	Prudential Bancorp Inc. of Pennsylvania (MH(	PBIP	PA	3/30/2005	10.00	9.75	8.32	-3%
33	FedFirst Financial Corp.	FFCO	PA	4/7/2005	21.12	19.34	8.29	-8%
34	BankFinancial Corp.	BFIN	IL	6/24/2005	10.00	9.07	8.08	-9%
35	DSA Financial Corp.	DSFN	IN	7/30/2004	10.00	9.00	8.77	-10%
36	Ottawa Savings Bancorp Inc. (MHC)	OTTW	IL	7/15/2005	10.00	9.00	8.02	-10%
37	Monadnock Bancorp Inc.[3]	MNKB	NH	6/29/2004	5.84	4.95	8.16	-15%
38	Kentucky First Federal Bancorp (MHC)	KFFB	KY	3/3/2005	10.00	8.45	8.39	-16%
39	American Bancorp of New Jersey Inc.	ABNJ	NJ	10/6/2005	10.00	8.00	3.65	-20%
40	Naugatuck Valley Financial Corp.	NVSL	CT	10/1/2004	10.00	7.93	8.60	-21%
41	BV Financial Inc. (MHC)	BVFL	MD	1/14/2005	10.00	6.76	8.52	-32%
42	PSB Holdings Inc. (MHC)	PSBH	CT	10/5/2004	10.00	6.50	8.59	-35%
43	Lincoln Park Bancorp (MHC)	LPBC	NJ	12/20/2004	10.00	6.01	8.38	-40%
44	Third Century Bancorp	TDCB	IN	6/30/2004	10.00	5.87	8.86	-41%
45	Wawel Bank (MHC)	WAWL	NJ	4/1/2004	10.00	5.00	9.10	-50%
46	Royal Financial Inc.	RYFL	IL	1/21/2005	10.00	5.00	8.50	-50%
47	First Federal of Northern Michigan Bancorp Ir	FFNM	MI	4/4/2005	10.00	4.35	8.30	-57%
48	Roebling Financial Corp Inc.	RBLG	NJ	10/1/2004	10.00	4.05	7.90	-60%
49	Equitable Financial Corp. (MHC)	EQFC	NE	11/9/2005	10.00	2.50	7.70	-60%
50	Atlantic Coast Financial Corp.	ACFC	FL	10/5/2004	51.02	5.11	8.59	-90%
51	Brooklyn Federal Bancorp Inc. (MHC)	BFSB	NY	4/6/2005	10.00	0.85	6.76	-92%
52	SFSB Inc. (MHC)	SFBI	MD	12/31/2004	10.00	0.70	8.35	-93%

As of July 24, 2013
1 IPO price is adjusted for stock splits
2 If the company was acquired or the subsidiary failed, the last price reflects the price on the acquisition date (or the last reported price if earlier) or the subsidiary failure date.

Source: SNL Financial

40

Growth in Top 10 Nationally in 2012

CORE NONINTEREST INCOME

Rank	Company Name	State	Total Assets ($ millions)	1Q2012 ($ millions)	2Q2012 ($ millions)	3Q2012 ($ millions)	3 Quarter Average ($ millions)	Growth Rate
1	State Bank & Trust Co. (State Bank Financial Corp.)	GA	$2,643,592	$3,094	$9,826	$24,816	$12,579	97.29%
2	Customers Bank (Customers Bancorp Inc.)	PA	$2,657,811	$3,175	$4,177	$9,584	$5,645	69.77%
3	Valley National Bank (Valley National Bancorp)	NJ	$3,325,069	$9,118	$10,039	$19,411	$12,856	50.99%
4	Rockville Bank (Rockville Financial Inc.)	CT	$1,946,365	$2,352	$1,681	$3,886	$2,640	47.22%
5	Cole Taylor Bank (Taylor Capital Group)	IL	$5,116,615	$22,904	$28,714	$47,030	$32,883	43.02%
6	OneWest Bank, FSB	CA	$25,826,535	$155,682	$64,580	$198,564	$139,609	42.23%
7	Cardinal Bank (Cardinal Financial Corp.)	VA	$3,002,852	$9,713	$16,386	$21,797	$15,965	36.53%
8	Florida Community Bank, NA (Bond Street Holdings Inc.)	FL	$3,400,351	$1,249	$4,694	$4,957	$3,633	36.43%
9	Provident Savings Bank (Provident Financial Holdings Inc.)	CA	$1,271,390	$11,396	$15,976	$21,773	$16,382	32.91%
10	Fidelity Bank (Fidelity Southern Corp.)	GA	$2,439,081	$16,882	$16,237	$26,056	$19,725	32.10%

Source: Bank Intelligence Solutions and regulatory filings

Core noninterest income is defined as noninterest income minus gains/losses from investments and asset sales including other real estate owned. The percentage growth rate was calculated by (1) *averaging* the first three quarters of 2012, then (2) *subtracting* the three-quarter average from the third quarter total, and then (3) *dividing* that number by the three-quarter average.

41

Non-Interest Expense to Average Assets Peer Comparison

NIE / Average Assets (Quarterly) – Peers

3/31/2013

12/31/2012

9/30/2012

6/30/2012

3/31/2012

Fairfield County Bank

CT

3.65

4.19

4.06

3.76

3.80

SI Financial Group, Inc (SIFI)

CT

3.62

3.28

2.91

3.16

3.46

Naugatuck Savings Bank

CT

3.55

4.35

3.67

3.51

3.43

Newtown Savings Bank

CT

3.46

3.96

3.62

3.63

3.42

First Connecticut Bancorp, Inc. (FBNK)

CT

3.27

3.80

3.05

3.16

3.08

Dime Bank

CT

3.19

2.42

3.12

2.71

3.35

First County Bank

CT

3.14

3.14

3.02

3.07

3.06

SBT Bancorp, Inc (SBIB)

CT

2.98

3.17

3.14

3.36

2.86

Liberty Bank

CT

2.96

2.80

2.85

2.80

2.96

People’s United Financial, Inc (PBCT)

CT

2.94

3.08

2.96

2.95

3.04

Union Savings Bank

CT

2.91

3.59

2.73

2.84

2.96

Rockville Financial Inc (RCKB)

CT

2.83

2.99

3.00

2.93

2.74

United Financial Bancorp, Inc. (UBNK)

MA

2.65

2.64

2.66

2.63

2.77

First Niagara Financial Group (FNFG)

NY

2.60

3.05

2.85

2.31

2.23

Webster Financial Corporation (WBS)

CT

2.53

2.56

2.73

2.60

2.68

Source: SNL Financial; FDIC Call Reports

Efficiency Peer Comparison

Efficiency Ratio (Quarterly) – Peers

3/31/2013

12/31/2012

9/30/2012

6/30/2012

3/31/2012

NII %Ch QoQ

SI Financial Group, Inc (SIFI)

CT

97.72

82.41

90.82

89.77

87.00

-3.0%

First County Bank

CT

91.89

86.22

88.72

89.63

88.37

-3.9%

First Connecticut Bancorp, Inc. (FBNK)

CT

90.79

82.07

106.30

88.90

88.52

-10.3%

Dime Bank

CT

89.50

59.80

82.02

72.16

90.06

-1.2%

Union Savings Bank

CT

84.89

97.32

81.66

84.56

86.50

-5.9%

Naugatuck Savings Bank

CT

83.91

92.48

80.98

80.00

79.76

-7.4%

SBT Bancorp, Inc (SBIB)

CT

81.51

75.31

81.27

82.02

78.45

0.9%

Newtown Savings Bank

CT

81.38

80.14

77.14

81.41

84.30

-2.7%

Liberty Bank

CT

71.12

64.76

68.69

62.61

72.32

0.0%

People’s United Financial, Inc (PBCT)

CT

71.08

68.17

63.66

65.77

67.84

-2.8%

Fairfield County Bank

CT

70.37

85.00

78.38

75.64

72.44

-2.7%

United Financial Bancorp, Inc. (UBNK)

MA

67.92

117.54

66.68

68.56

71.94

23.9%

Rockville Financial Inc (RCKB)

CT

67.51

69.57

67.92

72.59

66.05

-3.3%

First Niagara Financial Group (FNFG)

NY

67.40

69.85

64.71

62.13

59.08

5.5%

Webster Financial Corporation (WBS)

CT

64.84

61.87

64.10

65.89

67.57

-0.9%

Source: SNL Financial; FDIC Call Reports

Peer Comparison[1]

General Information				Profitability				Capital		Asset Quality			Pricing Info			Dividends	
Institution Name	Ticker	City, State	Assets ($mm)	Core ROAA (%)	Core ROAE (%)	NIM (%)	Eff. Ratio (%)	Risk-based Capital Ratio (%)	Loans/ Deposits (%)	LLR / Loans (%)	Adj Texas Ratio (%)	NPAs/ Assets (%)	Market Cap ($mm)	6/4/2013 Stock Price ($)	Price / Tang. Book (x)	Div. Yield (%)	Current Annual Div ($)
Rockville Financial, Inc.	**RCKB**	**Vernon Rockville, CT**	**2,063**	**0.86**	**5.49**	**3.45**	**67.51**	**21.3**	**101.7**	**1.17**	**6.48**	**1.06**	**362**	**13.20**	**1.15**	**3.09**	**0.40**
Peer Group:																	
Brookline Bancorp, Inc.	BRKL	Boston, MA	5,110	0.75	6.21	3.70	62.71	12.3	115.1	1.02	9.31	0.55	598	8.50	1.31	3.72	0.34
Provident New York Bancorp	PBNY	Montebello, NY	3,710	0.60	4.62	3.34	64.64	13.5	78.7	1.25	16.47	1.47	415	9.36	1.28	2.65	0.24
United Financial Bancorp, Inc.	UBNK	West Springfield, MA	2,429	0.88	6.91	3.70	63.90	13.6	97.3	0.69	6.57	0.74	309	15.72	1.19	2.63	0.40
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,304	0.77	8.06	3.13	61.49	16.3	87.4	1.34	27.92	2.89	251	14.23	1.14	3.33	0.48
ESB Financial Corporation	ESBF	Ellwood City, PA	1,912	0.75	7.29	2.33	60.23	15.1	57.0	0.98	11.42	0.97	222	12.60	1.44	2.92	0.00
ESSA Bancorp, Inc.	ESSA	Stroudsburg, PA	1,386	0.50	3.97	3.04	74.89	19.5	94.3	0.81	21.81	2.42	134	10.70	0.84	1.85	0.20
Westfield Financial, Inc.	WFD	Westfield, MA	1,307	0.26	1.88	2.56	87.93	24.4	77.2	1.27	9.44	1.35	169	7.65	0.94	3.08	0.24
Hingham Institution for Savings	HIFS	Hingham, MA	1,226	1.07	13.42	3.20	42.45	14.1	110.5	0.85	7.20	0.61	134	63.03	1.40	1.49	2.12
New Hampshire Thrift Bancshares, Inc.	NHTB	Newport, NH	1,231	0.63	6.09	2.88	71.23	15.1	99.7	1.06	17.80	1.59	95	13.48	1.39	3.94	0.52
Harleysville Savings Financial Corporation	HARL	Harleysville, PA	804	0.60	7.97	2.32	61.03	14.1	88.1	0.89	22.03	1.77	76	20.02	1.24	4.63	0.84
TF Financial Corporation	THRD	Newtown, PA	716	0.65	5.53	3.67	63.63	17.9	92.3	1.26	19.44	2.32	71	24.95	0.90	0.80	0.20
Average				0.68	6.54	3.08	64.92	16.0	90.7	1.04	15.40	1.52	225		1.19	2.82	0.51
Median				0.65	6.21	3.13	63.63	15.1	92.3	1.02	16.47	1.47	169		1.24	2.92	0.34

Note: Data through quarter ended 3/31/2013 and has been annualized where applicable. Prior quarter data or bank level used where current quarter data is unavailable
NPAs and Loan 90 Days Past Due are adjusted for covered assets. Peer group companies selected by independent appraisal firm during second step conversion
Pricing data as of 6/4/2013. BFED has been removed due to merger with BHLB. DNBK has been removed due to merger with PBCT
(1) Peer group companies selected by independent appraisal firm during second step conversion

44

Recently Converted Second Step Conversions

- Second step conversions since January 1, 2010 with gross proceeds greater than $20mm

General Information			Offering Information and Pro Forma Data						Price Change Since IPO (%)				At Ann.
Company Name		Ticker	IPO Date	Gross Proceeds ($000)	Point In Range	Tg. Eq. / Assets (%)	Price / Tg. Bk. (%)	Charit. Fndn?	1 Day (%)	1 Month (%)	3 Month (%)	Last Close (%)	NPAs/ Assets (%)
Second Step Conversions													
1	Northfield Bancorp, Inc.	NFBK	1/25/2013	355,589	Min-Mid	24.6	83.0	NO	14.5	13.2	18.0	5.6	1.87
2	United Community Bancorp	UCBA	1/10/2013	24,480	Min-Mid	11.7	58.2	NO	20.6	25.3	25.1	3.6	5.39
3	Malvern Bancorp, Inc.	MLVF	10/12/2012	36,369	Supermax	14.0	68.5	YES	10.0	7.0	11.9	8.7	4.04
4	LaPorte Bancorp, Inc.	LPSB	10/5/2012	27,077	Mid-Max	14.3	71.0	NO	10.0	8.1	8.1	15.8	1.70
5	Cheviot Financial Corp.	CHEV	1/18/2012	37,400	Minimum	14.6	66.1	NO	3.1	3.5	8.4	27.6	3.60
6	Naugatuck Valley Financial Corporation	NVSL	6/30/2011	33,384	Mid-Max	13.4	70.1	NO	(1.3)	1.9	(1.8)	0.4	2.18
7	Rockville Financial, Inc.	RCKB	3/4/2011	171,099	Supermax	17.8	92.2	YES	6.0	5.0	(5.6)	19.9	1.07
8	Alliance Bancorp, Inc. of Pennsylvania	ALLB	1/18/2011	32,585	Mid-Max	17.0	66.8	NO	10.0	11.9	10.8	24.1	3.19
9	SI Financial Group, Inc.	SIFI	1/13/2011	52,356	Min-Mid	13.0	69.9	YES	15.9	17.5	25.0	18.3	0.97
10	Capitol Federal Financial, Inc.	CFFN	12/22/2010	1,181,500	Minimum	21.0	83.9	YES	16.5	16.0	14.0	8.9	0.71
11	Heritage Financial Group, Inc.	HBOS	11/30/2010	65,918	Min-Mid	16.3	74.3	NO	2.5	25.0	31.2	39.9	2.35
12	Simplicity Bancorp, Inc.	SMPL	11/19/2010	63,750	Minimum	15.7	66.3	NO	(0.1)	(0.4)	37.2	33.0	3.23
13	Colonial Financial Services, Inc.	COBK	7/13/2010	22,950	Minimum	11.0	64.7	NO	0.5	(2.6)	(2.8)	29.0	1.77
14	Oneida Financial Corp.	ONFC	7/7/2010	31,500	Midpoint	9.3	97.8	NO	(6.3)	(1.3)	(6.8)	50.6	0.41
15	ViewPoint Financial Group, Inc.	VPFG	7/7/2010	198,573	Min-Mid	14.6	93.9	NO	(5.0)	(3.0)	(7.0)	56.0	0.61
16	Fox Chase Bancorp Inc.	FXCB	6/29/2010	87,125	Minimum	16.0	72.6	NO	(4.1)	(1.8)	(4.0)	46.7	2.84
17	Oritani Financial Corp.	ORIT	6/24/2010	413,632	Mid-Max	25.8	90.6	NO	3.1	(0.9)	(2.5)	38.3	2.62
18	Eagle Bancorp Montana, Inc.	EBMT	4/5/2010	24,643	Mid-Max	15.7	81.1	NO	5.5	4.0	(2.8)	11.4	0.46
					Average	15.9	76.2		5.6	7.1	8.7	24.3	2.17
					Median	15.1	71.8		4.3	4.5	8.3	22.0	2.03

45

Note: Charter Financial Corp. (MHC) not included in above analysis due to unique structure as an incremental MHC offering

Source: SNL Financial, pricing as of 7/24/2013